Exhibit 99.2

Devon Energy Second-Quarter 2021

Supplemental Tables

TABLE OF CONTENTS:	PAGE:
Income Statement	2

Supplemental Information for Income Statement	3

Cash Flow Statement	4

Balance Sheet	5

Production by Asset	6

Capital and Well Activity by Asset	7

Realized Price by Asset	8

Per-Unit Cash Margin by Asset	9

Non-GAAP Core Earnings (Loss), Non-GAAP EBITDAX	10

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow and Reinvestment Rate	11

Variable Dividend	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil, gas and NGL sales	$2,154	$1,757	$786	$678	$424
Oil, gas and NGL derivatives (1)	(703)	(528)	(117)	(87)	(361)
Marketing and midstream revenues	966	821	611	476	331

Total revenues	2,417	2,050	1,280	1,067	394

Production expenses (2)	513	458	271	271	263
Exploration expenses	3	3	4	39	12
Marketing and midstream expenses	965	842	618	478	339
Depreciation, depletion and amortization	536	467	301	299	299
Asset impairments	—	—	27	—	—
Asset dispositions	(87)	(32)	(1)	—	—
General and administrative expenses	94	107	82	75	79
Financing costs, net (3)	80	77	70	66	69
Restructuring and transaction costs	23	189	17	32	—
Other, net	(14)	(29)	1	—	13

Total expenses	2,113	2,082	1,390	1,260	1,074

Earnings (loss) from continuing operations before income taxes	304	(32)	(110)	(193)	(680)
Income tax expense (benefit)	43	(248)	(37)	(90)	(3)

Net earnings (loss) from continuing operations	261	216	(73)	(103)	(677)
Net earnings (loss) from discontinued operations, net of taxes	—	—	(25)	13	9

Net earnings (loss)	261	216	(98)	(90)	(668)
Net earnings attributable to noncontrolling interests	5	3	4	2	2

Net earnings (loss) attributable to Devon	$256	$213	$(102)	$(92)	$(670)

Basic earnings (loss) per share:
Continuing operations	$0.38	$0.33	$(0.20)	$(0.29)	$(1.80)
Discontinued operations	—	—	(0.07)	0.04	0.02

Basic net earnings (loss) per share	$0.38	$0.33	$(0.27)	$(0.25)	$(1.78)

Diluted earnings (loss) per share:
Continuing operations	$0.38	$0.32	$(0.20)	$(0.29)	$(1.80)
Discontinued operations	—	—	(0.07)	0.04	0.02

Diluted net earnings (loss) per share	$0.38	$0.32	$(0.27)	$(0.25)	$(1.78)

Weighted average common shares outstanding:
Basic	677	654	383	383	383
Diluted	679	656	383	383	383

SUPPLEMENTAL INFORMATION FOR CONSLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES	2021		2020
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Derivative cash settlements	$(367)	$(232)	$(27)	$10	$232
Derivative valuation changes	(336)	(296)	(90)	(97)	(593)

Oil, gas and NGL derivatives	$(703)	$(528)	$(117)	$(87)	$(361)

(2) PRODUCTION EXPENSES	2021		2020
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Lease operating expense	$210	$199	$91	$100	$108
Gathering, processing & transportation	147	129	130	125	123
Production taxes	143	117	47	42	25
Property taxes	13	13	3	4	7

Production expenses	$513	$458	$271	$271	$263

(3) FINANCING COSTS, NET	2021		2020
(in millions)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Interest on outstanding debt	$98	$105	$65	$65	$65
Gain on early retirement of debt	(10)	(20)	—	—	—
Interest income	—	(1)	—	(5)	(2)
Other	(8)	(7)	5	6	6

Financing costs, net	$80	$77	$70	$66	$69

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Cash flows from operating activities:
Net earnings (loss)	$261	$216	$(98)	$(90)	$(668)
Adjustments to reconcile net loss to net cash from operating activities:
Net (earnings) loss from discontinued operations, net of income taxes	—	—	25	(13)	(9)
Depreciation, depletion and amortization	536	467	301	299	299
Asset impairments	—	—	27	—	—
Leasehold impairments	1	1	3	36	3
(Amortization) accretion of liabilities	(7)	(7)	8	8	8
Total losses on commodity derivatives	703	528	117	87	361
Cash settlements on commodity derivatives	(367)	(232)	(27)	10	232
Gains on asset dispositions	(87)	(32)	(1)	—	—
Deferred income tax expense (benefit)	24	(243)	(17)	—	—
Share-based compensation	20	41	18	31	19
Early retirement of debt	(10)	(20)	—	—	—
Other	2	—	—	1	4
Changes in assets and liabilities, net	17	(127)	2	58	(99)

Net cash from operating activities - continuing operations	1,093	592	358	427	150

Cash flows from investing activities:
Capital expenditures	(504)	(499)	(217)	(204)	(307)
Acquisitions of property and equipment	(5)	—	(3)	—	(1)
Divestitures of property and equipment	49	15	5	1	3
WPX acquired cash	—	344	—	—	—
Distributions from equity method investments	8	10	—	—	—

Net cash from investing activities - continuing operations	(452)	(130)	(215)	(203)	(305)

Cash flows from financing activities:
Repayments of long-term debt	(710)	(533)	—	—	—
Early retirement of debt	(32)	(27)	—	—	—
Dividends paid on common stock	(229)	(203)	(138)	(43)	(42)
Contributions from noncontrolling interests	3	—	9	1	6
Distributions to noncontrolling interests	(5)	(4)	(4)	(4)	(3)
Acquisition of noncontrolling interests	—	(24)	—	—	—
Shares exchanged for tax withholdings and other	(9)	(33)	(1)	—	—

Net cash from financing activities - continuing operations	(982)	(824)	(134)	(46)	(39)

Effect of exchange rate changes on cash - continuing	2	3	—	—	—

Net change in cash, cash equivalents and restricted cash of continuing operations	(339)	(359)	9	178	(194)

Cash flows from discontinued operations:
Operating activities	—	—	19	45	(43)
Investing activities	—	—	310	1	171
Effect of exchange rate changes on cash	—	—	2	4	8

Net change in cash, cash equivalents and restricted cash of discontinued operations	—	—	331	50	136

Net change in cash, cash equivalents and restricted cash	(339)	(359)	340	228	(58)
Cash, cash equivalents and restricted cash at beginning of period	1,878	2,237	1,897	1,669	1,727

Cash, cash equivalents and restricted cash at end of period	$1,539	$1,878	$2,237	$1,897	$1,669

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,348	$1,683	$2,047	$1,707	$1,474
Restricted cash	191	195	190	190	195

Total cash, cash equivalents and restricted cash	$1,539	$1,878	$2,237	$1,897	$1,669

CONSOLIDATED BALANCE SHEETS

(in millions)	June 30,	December 31,
	2021	2020
Current assets:
Cash, cash equivalents and restricted cash	$1,539	$2,237
Accounts receivable	1,185	601
Income tax receivable	40	174
Other current assets	312	248

Total current assets	3,076	3,260
Oil and gas property and equipment, based on successful efforts accounting, net	13,727	4,436
Other property and equipment, net	1,462	957

Total property and equipment, net	15,189	5,393
Goodwill	753	753
Right-of-use assets	252	223
Investments	398	12
Other long-term assets	397	271

Total assets	$20,065	$9,912

Current liabilities:
Accounts payable	$487	$242
Revenues and royalties payable	1,030	662
Other current liabilities	1,555	536

Total current liabilities	3,072	1,440
Long-term debt	6,502	4,298
Lease liabilities	258	246
Asset retirement obligations	450	358
Other long-term liabilities	1,248	551
Stockholders’ equity:
Common stock	68	38
Additional paid-in capital	8,189	2,766
Retained earnings	243	208
Accumulated other comprehensive loss	(101)	(127)

Total stockholders’ equity attributable to Devon	8,399	2,885
Noncontrolling interests	136	134

Total equity	8,535	3,019

Total liabilities and equity	$20,065	$9,912

Common shares outstanding	677	382

PRODUCTION TREND

	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (MBbls/d)
Delaware Basin	191	172	99	77	79
Anadarko Basin	17	13	16	19	21
Williston Basin	46	44	—	—	—
Eagle Ford	18	16	18	22	27
Powder River Basin	16	17	16	21	18
Other	3	6	7	7	8

Total	291	268	156	146	153

Natural gas liquids (MBbls/d)
Delaware Basin	82	60	43	38	29
Anadarko Basin	26	21	25	30	25
Williston Basin	9	8	—	—	—
Eagle Ford	9	6	9	11	12
Powder River Basin	3	3	3	3	2
Other	—	1	—	1	1

Total	129	99	80	83	69

Gas (MMcf/d)
Delaware Basin	513	471	267	239	241
Anadarko Basin	225	200	233	242	262
Williston Basin	61	49	—	—	—
Eagle Ford	59	47	60	73	87
Powder River Basin	21	21	22	23	20
Other	2	3	2	3	4

Total	881	791	584	580	614

Total oil equivalent (MBoe/d)
Delaware Basin	358	310	186	155	149
Anadarko Basin	80	68	81	89	90
Williston Basin	66	61	—	—	—
Eagle Ford	37	30	37	46	53
Powder River Basin	22	23	22	28	24
Other	4	7	7	8	9

Total	567	499	333	326	325

CAPITAL EXPENDITURES

(in millions)	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	$394	$355	$153	$179	$148
Anadarko Basin	11	13	3	1	3
Williston Basin	19	20	—	—	—
Eagle Ford	36	29	2	1	10
Powder River Basin	5	27	22	11	39
Other	2	3	3	3	3

Total upstream capital	$467	$447	$183	$195	$203

Midstream	22	24	3	7	8
Other	20	16	3	5	3

Total capital	$509	$487	$189	$207	$214

SUPPLEMENTAL INFORMATION FOR UPSTREAM CAPITAL EXPENDITURES

GROSS OPERATED SPUDS	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	55	60	21	35	27
Anadarko Basin	8	8	—	—	—
Williston Basin	—	7	—	—	—
Eagle Ford	11	14	—	—	—
Powder River Basin	1	—	2	—	—

Total	75	89	23	35	27

GROSS OPERATED WELLS TIED-IN	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	88	52	23	32	22
Anadarko Basin	6	—	—	—	—
Williston Basin	13	—	—	—	—
Eagle Ford	9	12	—	—	13
Powder River Basin	—	10	2	9	4

Total	116	74	25	41	39

AVERAGE LATERAL LENGTH	2021		2020
(based on wells tied-in)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin	10,000’	10,000’	9,800’	9,900’	9,100’
Anadarko Basin	9,600’	—	—	—	—
Williston Basin	10,000’	—	—	—	—
Eagle Ford	5,600’	4,400’	—	—	5,900’
Powder River Basin	—	9,800’	13,600’	9,800’	8,100’

Total	9,600’	9,100’	10,100’	9,900’	7,900’

REALIZED PRICING

BENCHMARK PRICES	2021		2020
(average prices)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$66.04	$57.87	$42.65	$40.86	$28.42
Natural Gas ($/Mcf) - Henry Hub	$2.83	$2.71	$2.67	$1.98	$1.71
NGL ($/Bbl) - Mont Belvieu Blended	$28.54	$25.81	$20.01	$16.69	$12.57

REALIZED PRICES	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (Per Bbl)
Delaware Basin	$63.93	$56.07	$40.67	$39.19	$22.70
Anadarko Basin	63.51	55.86	40.34	37.88	19.52
Williston Basin	62.00	52.74	—	—	—
Eagle Ford	64.04	54.90	37.83	33.68	15.30
Powder River Basin	62.36	53.77	36.42	35.39	24.03
Other	72.85	55.65	39.93	37.33	25.45

Realized price without hedges	63.63	55.28	39.84	37.56	21.25
Cash settlements	(13.29)	(9.13)	(1.83)	0.65	15.25

Realized price, including cash settlements	$50.34	$46.15	$38.01	$38.21	$36.50

Natural gas liquids (Per Bbl)
Delaware Basin	$23.81	$26.25	$13.67	$11.49	$7.94
Anadarko Basin	25.55	23.14	15.65	12.68	9.31
Williston Basin	14.76	18.51	—	—	—
Eagle Ford	25.46	24.44	15.66	13.74	10.02
Powder River Basin	35.46	30.19	19.39	13.10	10.07
Other	41.19	31.86	24.24	21.74	10.19

Realized price without hedges	23.89	25.01	14.77	12.36	8.89
Cash settlements	(0.25)	(0.20)	(0.01)	(0.30)	0.51

Realized price, including cash settlements	$23.64	$24.81	$14.76	$12.06	$9.40

Gas (Per Mcf)
Delaware Basin	$2.31	$3.19	$1.51	$1.11	$1.05
Anadarko Basin	3.15	2.49	2.29	1.66	1.31
Williston Basin	(1.60)	(0.48)	—	—	—
Eagle Ford	3.25	3.15	2.38	1.95	1.79
Powder River Basin	3.54	5.27	2.70	1.94	1.80
Other	2.74	2.57	2.87	1.52	1.32

Realized price without hedges	2.35	2.84	1.96	1.48	1.29
Cash settlements	(0.15)	(0.15)	0.00	0.06	0.28

Realized price, including cash settlements	$2.20	$2.69	$1.96	$1.54	$1.57

Total oil equivalent (Per Boe)
Delaware Basin	$42.84	$40.95	$26.94	$24.00	$15.39
Anadarko Basin	30.34	25.35	19.79	16.81	10.98
Williston Basin	43.98	40.79	—	—	—
Eagle Ford	42.84	38.90	25.97	22.78	12.90
Powder River Basin	52.55	47.58	31.08	29.83	20.80
Other	65.37	50.58	37.67	34.15	22.95

Realized price without hedges	41.75	39.14	25.63	22.60	14.37
Cash settlements	(7.11)	(5.17)	(0.86)	0.33	7.83

Realized price, including cash settlements	$34.64	$33.97	$24.77	$22.93	$22.20

ASSET MARGINS

BENCHMARK PRICES	2021		2020
(average prices)	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$66.04	$57.87	$42.65	$40.86	$28.42
Natural Gas ($/Mcf) - Henry Hub	$2.83	$2.71	$2.67	$1.98	$1.71
NGL ($/Bbl) - Mont Belvieu Blended	$28.54	$25.81	$20.01	$16.69	$12.57

PER-UNIT CASH MARGIN BY ASSET (per Boe)	2021		2020
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Delaware Basin
Realized price	$42.84	$40.95	$26.94	$24.00	$15.39
Lease operating expenses	(3.91)	(3.97)	(2.38)	(3.00)	(3.56)
Gathering, processing & transportation	(2.06)	(1.96)	(2.40)	(2.68)	(2.88)
Production & property taxes	(3.08)	(2.95)	(2.08)	(1.80)	(1.14)

Field-level cash margin	$33.79	$32.07	$20.08	$16.52	$7.81

Anadarko Basin
Realized price	$30.34	$25.35	$19.79	$16.81	$10.98
Lease operating expenses	(2.96)	(3.82)	(2.57)	(2.16)	(2.42)
Gathering, processing & transportation	(6.06)	(6.31)	(8.39)	(7.39)	(6.57)
Production & property taxes	(1.46)	(1.21)	(0.55)	(0.54)	(0.32)

Field-level cash margin	$19.86	$14.01	$8.28	$6.72	$1.67

Williston Basin
Realized price	$43.98	$40.79	$—	$—	$—
Lease operating expenses	(4.87)	(5.13)	—	—	—
Gathering, processing & transportation	(1.86)	(2.14)	—	—	—
Production & property taxes	(4.27)	(3.82)	—	—	—

Field-level cash margin	$32.98	$29.70	$—	$—	$—

Eagle Ford
Realized price	$42.84	$38.90	$25.97	$22.78	$12.90
Lease operating expenses	(3.47)	(3.89)	(2.79)	(2.47)	(2.59)
Gathering, processing & transportation	(5.56)	(6.73)	(5.89)	(4.73)	(4.96)
Production & property taxes	(1.93)	(1.71)	(0.16)	(0.92)	(0.85)

Field-level cash margin	$31.88	$26.57	$17.13	$14.66	$4.50

Powder River Basin
Realized price	$52.55	$47.58	$31.08	$29.83	$20.80
Lease operating expenses	(6.65)	(7.45)	(5.47)	(5.41)	(6.60)
Gathering, processing & transportation	(3.02)	(2.66)	(3.01)	(2.30)	(2.71)
Production & property taxes	(6.10)	(5.48)	(3.91)	(3.49)	(2.40)

Field-level cash margin	$36.78	$31.99	$18.69	$18.63	$9.09

Other
Realized price	$65.37	$50.58	$37.67	$34.15	$22.95
Lease operating expenses	(16.69)	(17.15)	(15.35)	(19.92)	(17.40)
Gathering, processing & transportation	(0.58)	(0.62)	(0.59)	(0.51)	(0.34)
Production & property taxes	(5.25)	(4.60)	(3.38)	(3.62)	(5.11)

Field-level cash margin	$42.85	$28.21	$18.35	$10.10	$0.10

Devon - Total
Realized price	$41.75	$39.14	$25.63	$22.60	$14.37
Lease operating expenses	(4.06)	(4.44)	(2.97)	(3.32)	(3.69)
Gathering, processing & transportation	(2.85)	(2.87)	(4.23)	(4.17)	(4.16)
Production & property taxes	(3.05)	(2.88)	(1.66)	(1.52)	(1.07)

Field-level cash margin	$31.79	$28.95	$16.77	$13.59	$5.45

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings (loss) and core earnings (loss) per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second-quarter 2021 earnings.

	Quarter Ended June 30, 2021
	Before-tax	After-tax	After Noncontrolling Interests	Per Diluted Share
Total
Earnings (GAAP)	$304	$261	$256	$0.38
Adjustments:
Asset dispositions	(87)	(67)	(67)	(0.10)
Asset and exploration impairments	1	1	1	0.00
Deferred tax asset valuation allowance	—	(115)	(115)	(0.17)
Change in tax legislation	—	62	62	0.09
Fair value changes in financial instruments and foreign currency	334	258	258	0.38
Restructuring and transaction costs	23	21	21	0.03
Early retirement of debt	(10)	(8)	(8)	(0.01)

Core earnings (Non-GAAP)	$565	$413	$408	$0.60

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

	YTD ’21	Q2 ’21	Q1 ’21
Net earnings (GAAP)	$477	$261	$216
Financing costs, net	157	80	77
Income tax expense (benefit)	(205)	43	(248)
Exploration expenses	6	3	3
Depreciation, depletion and amortization	1,003	536	467
Asset dispositions	(119)	(87)	(32)
Share-based compensation	40	20	20
Derivative and financial instrument non-cash valuation changes	632	336	296
Restructuring and transaction costs	212	23	189
Accretion on discounted liabilities and other	(43)	(14)	(29)

EBITDAX (Non-GAAP)	$2,160	$1,201	$959

Annualized EBITDAX (Non-GAAP)	$4,320

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

Quarter Ended June 30, 2021
Total debt (GAAP)	$6,502
Less:
Cash, cash equivalents and restricted cash	(1,539)

Net debt (Non-GAAP)	$4,963

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Due to the merger with WPX closing in the first quarter of 2021, Devon has shown the first six months of 2021 EBITDAX annualized divided by net debt to show a more meaningful net debt-to-EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

Quarter Ended June 30, 2021
Net debt (Non-GAAP)	$4,963
EBITDAX (annualized 1H ’21) (Non-GAAP)	$4,320

Net debt-to-EBITDAX (Non-GAAP)	1.1

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended June 30, 2021	Quarter Ended March 31, 2021
Total operating cash flow (GAAP)	$1,093	$592
Less capital expenditures:
Capital expenditures	(504)	(499)

Free cash flow (Non-GAAP)	$589	$93

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

Quarter Ended June 30, 2021
Capital expenditures (accrued)	$509
Operating cash flow	$1,093

Reinvestment rate (Non-GAAP)	47%

VARIABLE DIVIDEND CALCULATION

Devon may pay a variable dividend up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended June 30, 2021
Operating cash flow (GAAP)	$1,093
Changes in assets and liabilities, net	(17)

Cash from operations before balance sheet changes (Non-GAAP)	1,076
Cash restructuring and transaction costs (Non-GAAP)	23

Adjusted cash flow (Non-GAAP)	1,099
Capital expenditures (Accrued)	(509)

Adjusted free cash flow (Non-GAAP)	590
Fixed quarterly dividend ($0.11/share)	(75)

Excess free cash flow (Non-GAAP)	515
50% Pay out (Board Discretion: Up to 50%)	50%

Total variable dividend ($0.38/share)	$257

THIRD-QUARTER AND FULL-YEAR 2021 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)	290	300	280	290
Natural gas liquids (MBbls/d)	130	140	120	130
Gas (MMcf/d)	875	925	835	895

Total oil equivalent (MBoe/d)	566	594	539	569

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$400	$450	$1,600	$1,800
Midstream capital	5	15	80	100
Other capital	15	25	40	80

Total capital	$420	$490	$1,720	$1,980

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	90%	100%	92%	100%
NGL - % of WTI	35%	45%	35%	45%
Natural gas - % of Henry Hub	75%	85%	80%	90%

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(5)	$5	$(30)	$(10)
LOE & GP&T per BOE	$6.75	$7.25	$7.00	$7.30
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$540	$590	$2,100	$2,150
General & administrative expenses	$90	$100	$380	$400
Cash financing costs, net	$90	$100	$395	$415
Other expenses	$—	$10	$(20)	$(40)
Current income tax rate from continuing operations	0%	0%	0%	0%
Deferred income tax rate from continuing operations	20%	30%	20%	30%

Total income tax rate from continuing operations	20%	30%	20%	30%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (4-year period beginning in 2021)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2021 & 2022 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3 2021	67,460	$41.45	53,250	$39.74	$49.74
Q4 2021	66,460	$41.24	48,250	$38.82	$48.82
Q1-Q4 2022	26,112	$43.75	20,233	$46.41	$56.41

	Price Swaptions		Price Call Options
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)		Weighted Average Price ($/Bbl)
Q3 2021	—	$—	5,000	$	39.50
Q4 2021	—	$—	5,000	$	39.50
Q1-Q4 2022	10,000	$46.67	—	$	—

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3-Q4 2021	Midland Sweet	23,000	$0.84
Q3-Q4 2021	BRENT/WTI Spread	1,000	$(8.00)
Q3-Q4 2021	Guernsey Light Sweet	4,000	$(1.49)
Q3-Q4 2021	NYMEX Roll	13,000	$0.39
Q1-Q4 2022	BRENT/WTI Spread	1,000	$(7.75)
Q1-Q4 2022	NYMEX Roll	29,000	$0.45

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3 2021	279,000	$2.64	228,000	$2.43	$2.93
Q4 2021	254,000	$2.63	133,000	$2.55	$3.05
Q1-Q4 2022	3,452	$2.85	120,644	$2.59	$3.09

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2021 & 2022 HEDGING POSITIONS (continued)

	Price Swaptions		Price Call Options
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)		Weighted Average Price ($/MMBtu)
Q3 2021	—	$—	50,000	$	2.68
Q4 2021	—	$—	50,000	$	2.68
Q1-Q4 2022	100,000	$2.70	—	$	—

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3-Q4 2021	El Paso Natural Gas	35,000	$(0.92)
Q3-Q4 2021	WAHA	80,000	$(0.65)
Q1-Q4 2022	WAHA	70,000	$(0.57)

NGL Commodity Hedges

		Price Swaps
Period	Product	Volume (Bbls/d)	Weighted Average Price ($/Bbl)
Q3-Q4 2021	Natural Gasoline	1,000	$47.57
Q3-Q4 2021	Normal Butane	1,000	$31.40
Q3-Q4 2021	Propane	1,000	$27.88

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of July 29, 2021.

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